DAVID W. RAISBECK

LIMITED POWER OF ATTORNEY FOR

SECTION 16 REPORTING OBLIGATIONS

I hereby make, constitute and appoint each of Ivan K. Fong, John M.

Adams, Jr., Aneezal H. Mohamed and James E. Barnett, each acting individually, as the undersigned's true and lawful attorney-in-fact,

with full power and authority as hereinafter described on behalf of and in the name, place and stead of the undersigned to: (1) prepare and execute in the undersigned's name and on the undersigned's behalf,

and to submit to the U.S. Securities and Exchange Commission

(the "SEC") a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required by Section 16(a) of the United States Securities

Exchange Age of 1934 and the rules and regulations promulgated thereunder, as amended from time to time (the "Exchange Act") or any rules or regulations of the SEC; (2) prepare, execute, acknowledge,

deliver and file Forms 3, 4 and 5 (including any amendments thereto)

with respect to the securities of Cardinal Health, Inc., an Ohio corporation (the "Company"), in accordance with Section 16(a) of the Exchange Act, and any other forms or reports the undersigned may be required to file in connection with the undersigned's ownership,

acquisition, or disposition of securities of the Company; (3) seek or obtain, as the undersigned's representative and on the

undersigned's behalf, information on transactions in the Company's securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to the attorney-in-fact and approves and ratifies any such release of information; and (4) perform any and all other acts which in the discretion of such attorney-in-fact are necessary or desirable for and on behalf of the undersigned in connection with the foregoing.

The undersigned acknowledges that: (1) this Limited Power of

Attorney authorizes, but does not require, each such attorney-in-

fact to act in his discretion on information provided to such attorney-in-fact without independent verification of such information;

(2) any documents prepared and/or executed by each such attorney-

in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney will be in such form and will contain such information and disclosure as such attorney-in-fact, in his discretion, deems necessary or desirable;  (3) neither the Company nor such attorney-

in-fact assumes (i) any liability for the undersigned's responsibility to comply with the requirement of the Exchange Act, (ii) any liability of the undersigned for any failure to comply with such requirements, or

(iii) any obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the Exchange Act; and (4) this

Limited Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned's obligations under the Exchange Act, including without limitation the reporting requirements under Section 16 of the Exchange Act.  The undersigned hereby gives and grants each of the foregoing attorneys-in-fact full power and authority to do and perform any and every act and thing whatsoever required,

necessary or appropriate to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes shall lawfully do or cause to be done by virtue of this Limited Power of

Attorney and the rights and powers herein granted. This Limited Power of

Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the

Company, unless revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact. IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 31st day of January, 2007.

/s/ David W. Raisbeck

Signature

David W. Raisbeck

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